UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Biolase, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Biolase, Inc. (the “Company”) on August 7, 2014, Federico Pignatelli informed the Company on August 6, 2014 that he was withdrawing as a nominee for re-election to the Company’s board of directors at the Company’s 2014 annual meeting of stockholders (the “2014 annual meeting”) to be held on August 27, 2014.

The Company plans to mail to certain of its stockholders a letter (the “Supplemental Letter”) containing an explanation of the effect of Mr. Pignatelli’s withdrawal as a nominee for the election of directors at the 2014 annual meeting and an updated proxy card reflecting that Mr. Pignatelli is no longer a director nominee. The information contained in the Supplemental Letter supplements, and should be read alongside, the Company’s definitive proxy statement filed with the Securities Exchange Commission on July 29, 2014 (the “Proxy Statement”). To the extent that information in the Supplemental Letter differs from information contained in the Proxy Statement, the information in the Supplemental Letter shall supersede such information contained in the Proxy Statement.

The full text of the Supplemental Letter, including the updated proxy card, is set forth below:

BIOLASE, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 27, 2014

Dear Stockholder:

This letter provides updated information with respect to the annual meeting of stockholders of BIOLASE, Inc., a Delaware corporation (the “Company”), on Wednesday, August 27, 2014, at 11:00 a.m. local time at the Company’s corporate headquarters, located at 4 Cromwell, Irvine, California 92618 (the “Annual Meeting”). This letter supplements and updates the information contained in the Company’s Notice and Proxy Statement dated July 29, 2014 (the “Proxy Statement”), which was mailed to stockholders on or about July 30, 2014.

Except as specifically amended or supplemented by the information contained in this letter, all information set forth in the Proxy Statement remains accurate and should be considered in voting your shares.

Withdrawal of Nominee for Election as Director

On August 6, 2014, Federico Pignatelli resigned as a director of the Company and withdrew as a nominee for election to the Company’s Board of Directors (our “Board”) at the Annual Meeting and stated that if he is elected, he does not intend to serve on our Board.

As a result of Mr. Pignatelli’s withdrawal, there are now five director nominees and five available positions on our Board. Because, as of the record date for the Annual Meeting, there were more director nominees than there were directors to be elected at the Annual Meeting, the plurality voting standard for the election of directors described in the Proxy Statement continues to apply. Accordingly, the five director nominees who receive the highest number of FOR votes will be elected at the Annual Meeting.

As more fully described in the Proxy Statement, our Board has nominated Paul N. Clark, Dr. Frederic H. Moll, Jeffrey M. Nugent and James R. Talevich (collectively, the “Board Nominees”). In addition, Jonathan T. Lord, M.D. has been nominated by Oracle Partners, L.P., a stockholder of the Company that together with its affiliates beneficially owns 19.2% of the outstanding shares of our common stock.

Our Board recommends that stockholders vote FOR the election of each of the Board Nominees and Dr. Jonathan Lord.

Voting; Revocability of Proxies

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. This letter does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement, except that Mr. Pignatelli will no longer be standing for election as a director.

Proxies that have already been submitted by stockholders will remain valid and will be voted at the Annual Meeting unless revoked, except that proxy holders will not be able to execute “FOR” or “WITHHOLD” votes with respect to Mr. Pignatelli, since he is no longer a nominee for election to our Board. If you signed and returned a WHITE proxy card without giving specific voting instructions, your shares will be voted FOR the election of each of the Board Nominees and Dr. Jonathan Lord. If you signed and returned a WHITE proxy card and chose “FOR” and/or “WITHHOLD” for more than five of the director nominees, your shares will be counted as directed in the election of directors except that proxy holders will not be able to execute “FOR” or “WITHHOLD” votes with respect to Mr. Pignatelli, since he is no longer a nominee for election to our Board.

You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•	delivering to Biolase, Inc., 4 Cromwell, Irvine, California 92618 (Attention: Corporate Secretary) a written notice of revocation of your proxy;

•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet); or

•	attending the Annual Meeting and voting in person.

Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder, your bank, broker or other nominee.

STOCKHOLDERS MAY, WITHOUT CHARGE, REQUEST A COPY OF THE PROXY STATEMENT OR THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013 BY WRITING TO: CORPORATE SECRETARY, BIOLASE, INC., 4 CROMWELL, IRVINE, CALIFORNIA 92618; OR BY VISITING THE COMPANY’S WEBSITE AT WWW.BIOLASE.COM.

Proxy Card

We are including an updated WHITE proxy card reflecting that Mr. Pignatelli is no longer a nominee for election to our Board.

If you have any questions or require assistance in voting, please contact MacKenzie Partners, Inc. toll-free at (800) 322-2885 or collect at (212) 929-5500.

Sincerely,

/s/ Paul N. Clark	/s/ Jeffrey N. Nugent

Paul N. Clark	Jeffrey N. Nugent
Chairman of the Board	Acting Chief Executive Officer

BIOLASE, INC.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet voting.

Internet voting is available 24 hours a day, 7 days a week.

Internet voting is available through 11:59 p.m. Eastern Time the day prior to the annual meeting.

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time the day prior to the annual meeting date. Have your proxy card in hand when you access the website and follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return your proxy card to: BIOLASE, Inc., c/o Corporate Election Services, PO Box 3230, Pittsburgh, PA 15230 to ensure your proxy is received prior to the Annual Meeting.

If you vote your proxy by Internet, you do NOT need to mail back your proxy card

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement/Annual Report on Form 10-K are available on the

Investors Section of the Biolase website at www.biolase.com.

CONTROL NUMBER è

ê  If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.  ê

Proposals – Our Board of Directors recommends a vote FOR the director nominees 1, 2, 3, 4 and 5 and proposals 2, 3, 4 and 5.

1.	To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal.

		For	Withhold

(1)	Paul N. Clark*	☐	☐

(2)	Dr. Frederic H. Moll*	☐	☐

(3)	Jeffrey M. Nugent*	☐	☐

(4)	James R. Talevich*	☐	☐

(5)	Dr. Jonathan T. Lord**	☐	☐

*	Board Nominees (recommended by our Board of Directors)
**	Nominee Proposed by Oracle Partners, L.P. (recommended by our Board of Directors)
2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

            ☐     FOR            ☐    AGAINST            ☐    ABSTAIN

3.	To approve the amendment of our Restated Certificate of Incorporation.

            ☐     FOR            ☐    AGAINST            ☐    ABSTAIN

4.	To approve the amendment of the 2002 Stock Option Plan.

            ☐     FOR            ☐    AGAINST            ☐    ABSTAIN

5.	Advisory vote to approve the compensation of our named executive officers.

            ☐     FOR            ☐    AGAINST            ☐    ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE BOARD NOMINEES AND THE ORACLE NOMINEE AND FOR THE PROPOSALS LISTED ABOVE.

Please date this proxy card and sign exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.

Signature	Date

Title

Signature (Joint Owner)	Date

Title

ê  TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.  ê

WHITE PROXY CARD	BIOLASE, INC.

Annual Meeting of Stockholders

August 27, 2014 11:00 a.m. Pacific Time

This Proxy Is Solicited On Behalf of the Board of Directors of BIOLASE, Inc.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on August 27, 2014 and the Proxy Statement accompanying such Notice, and appoints Jeffrey M. Nugent and Frederick D. Furry and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of BIOLASE, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2014 Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 4 Cromwell, Irvine, CA, 92618, on August 27, 2014, at 11:00 a.m. local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on this proxy card.

By executing this proxy, the undersigned hereby grants the named proxy holders discretionary authority to act upon all other matters incident to the conduct of the meeting or as may properly come before the meeting, or any adjournment thereof.

The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting.

CONTINUED AND TO BE SIGNED ON THE OTHER SIDE